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                                                                    EXHIBIT 10.3

                       NINTH AMENDMENT TO PROMISSORY NOTE

      THIS NINTH AMENDMENT TO PROMISSORY NOTE (this "Ninth Amendment") is entered into as of the 1st day of April, 2005, by and between DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    RECITALS

            A. The Borrower executed to the order of the Lender that certain Promissory Note dated June 4, 1999, in the principal amount of $12,770,000 as amended by that certain First Amendment to Promissory Note dated as of July 1, 2002, as amended by that Second Amendment to Promissory Note dated as of October 1, 2002, as amended by that Third Amendment to Promissory Note dated as of December 1, 2002, as amended by that certain Fourth Amendment to Promissory Note dated as of January 1, 2003, as amended by that certain Fifth Amendment to Promissory Note dated as of June 18, 2003, as amended by that certain Sixth Amendment to Promissory Note dated as of July 1, 2003, as amended by that certain Seventh Amendment to Promissory Note dated as of June 30, 2004, and as amended by that certain Eighth Amendment to Promissory Note dated as of January 1, 2005 (the "Note"). Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Note.

            B. The Borrower has requested that the Lender extend the Maturity Date of the Note, and the Lender has agreed, upon certain conditions, one of which is the execution of this Ninth Amendment.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the Borrower and the Lender hereby amend the Note as follows:

            Section 4.1 of the Note, Maturity Date, is hereby amended to extend the Maturity Date from April 1, 2005 until April 1, 2006. All references in the Note to the "Maturity Date" are hereby amended to mean April 1, 2006.

      Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

      Notwithstanding the execution of this Ninth Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein,

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except as any such default has been expressly waived in writing by the
Beneficiary, or the Beneficiary has provided an express written forbearance.

      Notwithstanding the execution of this Ninth Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein, except as disclosed by Borrower and Diversicare Management Services Co. in that certain Quarterly Compliance Statement & Census Data report and that certain Compliance Certificate, each for the period ending December 31, 2004, and signed by Borrower's Chief Financial Officer and Vice President.

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      IN WITNESS WHEREOF, the Borrower and Lender have caused this Ninth
Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                     BORROWER:

                                     DIVERSICARE ASSISTED LIVING SERVICES NC I,
                                     LLC, a Delaware limited liability company

                                     By: Diversicare Assisted Living Services
                                     NC, LLC
                                     Its: Sole Member

                                     By: /s/ Glynn Riddle
                                         ---------------------------------------
                                         Glynn Riddle, Vice President and
                                         Chief Financial Officer

                                     LENDER:

                                     GMAC COMMERCIAL MORTGAGE CORPORATION,
                                     a California corporation

                                     By: /s/ Laura Y. McDonald
                                         ---------------------------------------
                                     Its: Senior Vice President

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